EXECUTION COPY
                                                                   Exhibit 10(b)

                             SUBSCRIPTION AGREEMENT

      SUBSCRIPTION AGREEMENT ("Subscription Agreement") made as of this 30th day of April, 2004, between Pacific Technology, Inc., a Delaware corporation with its principal offices at 26586 Guadiana, Mission Viejo, California 92691 (the "Company"), and the undersigned (the "Subscriber").

      WHEREAS, the Company desires to issue, in a private placement (the "Offering") pursuant to Regulation D promulgated under the Securities Act of 1933, as amended (the "Act'), its Units (the "Units") consisting of (i) one (1) share of the Company's common stock, par value $0.001 per share ("Common Stock"), and (ii) one (1) three (3) year callable warrant for each five and three tenths (5.3) Units to purchase one (1) share of the Company's Common Stock at an exercise price of $2.00 per share (the "Warrants"), on the terms and conditions hereinafter set forth, and the Subscriber desires to acquire that number of Units set forth on the signature page hereof.

      NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

      1. SUBSCRIPTION FOR UNITS AND REPRESENTATIONS BY AND COVENANTS OF
SUBSCRIBER:

      1.1 Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company such number of Units as is set forth upon the signature page hereof at a price of $1.60 per Unit. The Company agrees to sell such Units to the Subscriber for said purchase price. The purchase price is payable by wire transfer of funds directly by the Subscriber to the Company on the Closing (as defined herein). The certificates for the securities comprising the Units will be delivered by the Company no later than fifteen (15) days following the Closing of the Offering as set forth in Article III hereof.

      1.2 The Subscriber recognizes that the purchase of Units involves a high degree of risk in that (i) the Company will need additional capital but has no assurance of additional necessary capital; (ii) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Units; (iii) an investor may not be able to liquidate his investment; (iv) transferability of the securities comprising the Units is extremely limited; and (v) an investor could sustain the loss of his entire investment, as well as other risk factors, as more fully set forth herein and in the Confidential Private Placement Memorandum dated April, 2004 and any supplements thereto (the "Offering Memorandum").

      1.3 The Subscriber represents that he is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Act, as indicated by his responses to the Investor Questionnaire, the form of which is attached hereto as EXHIBIT A, and that he is able to bear the economic risk of an investment in the Units. The Subscriber must complete the Investor Questionnaire to enable the Company to access the Subscriber's eligibility for the Offering.

      1.4 The Subscriber acknowledges that he has prior investment experience, including investment in non-listed and non-registered securities, or he has employed the services of an investment advisor, attorney or accountant to read all of the documents furnished or made available by the Company both to him and to all other prospective investors in the Units and to evaluate the merits and risks of such an investment on his behalf, and that he recognizes the highly speculative nature of this investment.

      1.5 The Subscriber acknowledges receipt and careful review of the Offering Memorandum and the attachments thereto (the "Offering Documents") and hereby represents that he has been furnished by the Company during the course of this transaction with all information regarding the Company which he had requested or desired to know; that all documents which could be reasonably provided have been made available for his inspection and review; that he has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of the Offering, and any additional information which he had requested.

      1.6 The Subscriber acknowledges that this offering of Units may involve tax consequences, and that the contents of the Offering Documents do not contain tax advice or information. The Subscriber acknowledges that he must retain his own professional advisors to evaluate the tax and other consequences of an investment in the Units.

      1.7 The Subscriber acknowledges that this offering of Units has not been reviewed by the United States Securities and Exchange Commission ("SEC") because of the Company's representations that this is intended to be a nonpublic offering pursuant to Sections 4(2) or 3(b) of the Act. The Subscriber represents that the Units are being purchased for his own account, for investment and not for distribution or resale to others. The Subscriber agrees that he will not sell or otherwise transfer any of the securities comprising the Units unless they are registered under the Act or unless an exemption from such registration is available.

      1.8 The Subscriber understands that the Units have not been registered under the Act by reason of a claimed exemption under the provisions of the Act which depends, in part, upon his investment intention. The Subscriber realizes that, in the view of the SEC, a purchase now with an intent to distribute would represent a purchase with an intent inconsistent with his representation to the Company, and the SEC might regard such a distribution as a deferred sale to which such exemption is not available.

      1.9 The Subscriber understands that Rule 144 (the "Rule") promulgated under the Act requires, among other conditions, a one year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering, such as the Offering, without having to satisfy the registration requirements under the Act. The Subscriber understands that the Company makes no representation or warranty regarding its fulfillment in the future of any reporting requirements under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or its dissemination to the public of any current financial or other information concerning the Company, as is required by Rule 144 as one of the conditions of its availability. The Subscriber understands and hereby acknowledges that the Company is under no obligation to register the securities comprising the Units under the Act, with the exception of certain registration rights set forth in that certain Registration Rights Agreement of even date herewith to be entered into by the Company and the Subscriber (the "Registration Rights Agreement"), the form of which is included with the subscription documents accompanying the Offering Memorandum. The Subscriber consents that the Company may, if it desires, permit the transfer of the Common Stock included in the Units or issuable upon the exercise of the Warrants out of his name only when his request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Act or any applicable state "blue sky" laws (collectively, "Securities Laws"). The Subscriber agrees to hold the Company and its directors, officers and controlling persons and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of any misrepresentation made by him contained herein or in the Investor Questionnaire or any sale or distribution by the undersigned Subscriber in violation of any Securities Laws.


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

      1.10 The Subscriber consents to the placement of one or more legends on any certificate or other document evidencing his Units and the Common Stock included in the Units or issuable upon the exercise of the Warrants stating that they have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale thereof.

      1.11 The Subscriber understands that the Company will review this Subscription Agreement and the Investor Questionnaire and is hereby given authority by the undersigned to call his bank or place of employment or otherwise review the financial standing of the Subscriber; and it is further agreed that the Company reserves the unrestricted right to reject or limit any subscription and to close the offer at any time.

      1.12 The Subscriber hereby represents that the address of Subscriber furnished by him at the end of this Subscription Agreement is the undersigned's principal residence if he is an individual or its principal business address if it is a corporation or other entity.

      1.13 The Subscriber acknowledges that if he is a Registered Representative of a National Association of Securities Dealers, Inc. ("NASD") member firm, he must give such firm the notice required by the NASD Conduct Rules, or any applicable successor rules of the NASD, receipt of which must be acknowledged by such firm on the signature page hereof.

      1.14 The Subscriber hereby represents that, except as set forth in the Offering Documents, no representations or warranties have been made to the Subscriber by the Company or any agent, employee or affiliate of the Company and in entering into this transaction, the Subscriber is not relying on any information, other than that contained in the Offering Documents and the results of independent investigation by the Subscriber.


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

      1.15. The Subscriber agrees that he will purchase securities in the Offering only if his intent at such time is to make such purchase for investment purposes and not with a view toward resale.

      1.16 If the undersigned Subscriber is a partnership, corporation, trust or other entity, such partnership, corporation, trust or other entity further represents and warrants that: (i) it was not formed for the purpose of investing in the Company; (ii) it is authorized and otherwise duly qualified to purchase and hold the Units; and (iii) that this Subscription Agreement has been duly and validly authorized, executed and delivered and constitutes the legal, binding and enforceable obligation of the undersigned.

      2. REPRESENTATIONS BY THE COMPANY.

      The Company represents and warrants to the Subscriber that prior to the consummation of this Offering and at the date of the closing of this offering (such date, the "Closing Date"):

      2.1 The Company is a corporation duly organized, existing and in good standing under the laws of the State of Delaware and has the corporate power to conduct the business which it conducts and proposes to conduct.

      2.2 The execution, delivery and performance of this Subscription Agreement by the Company will have been duly approved by the Board of Directors of the Company and all other actions required to authorize and effect the offer and sale of the Units and the securities contained therein will have been duly taken and approved.

      2.3 The shares of Common Stock have been duly and validly authorized and when issued paid for in accordance with the terms hereof and the terms and conditions of the Warrants, as applicable, and delivered to the Subscriber, will be validly issued and outstanding fully paid and non-assessable.

      2.4 The Company is not in violation of or default under, nor will the execution and delivery of this Subscription Agreement, the issuance of the Units, and the incurrence of the obligations herein set forth and the consummation of the transactions herein contemplated, result in a violation of, or constitute a default under, the certificate of incorporation or by-laws, in the performance or observance of any material obligations, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness or in any material contract, indenture, mortgage, loan agreement, lease, joint venture or other agreement or instrument to which the Company is a party or by which it or any of its properties may be bound.

      3. TERMS OF SUBSCRIPTION.


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

      3.1 The subscription period will begin as of April 30, 2004 and will terminate (if the Closing Date has not earlier occurred) at 11:59 PM Eastern time on October 31, 2004, unless extended by the Placement Agent (as defined below) for up to an additional 30 days (the "Termination Date"). The Units will be offered on a "best efforts" basis as more particularly set forth in the Offering Memorandum.

      3.2 Placement of Units will be made by Brean Murray (the "Placement Agent"), which will receive certain compensation therefor as provided in that certain Engagement Letter, dated March 10 2004, between the Placement Agent and the Company.

      3.3 All subscription proceeds shall initially be placed into an escrow account created for this purpose pursuant to an arrangement made by the Placement Agent, with the Company's approval, and shall then be paid over to the Company at the closing (the "Closing") of the purchase of the Units in the Offering to occur on the Closing Date.

      3.4 The Subscriber hereby authorizes and directs the Company to deliver the securities to be issued to such Subscriber pursuant to this Subscription Agreement to the residential or business address indicated in the Investor Questionnaire.

      3.5 The Subscriber acknowledges that at such time, if ever, as any of the shares of Common Stock included in the Units or issuable upon the exercise of the Warrants included therein (collectively, the "Securities") are registered, sales of such Securities will be subject to state securities laws, including those of states which may require any securities sold therein to be sold through a registered broker-dealer or in reliance upon an exemption from registration.

      3.6 If the Subscriber is not a United States person, such Subscriber hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Units or any use of this Subscription Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Units, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Units. Such Subscriber's subscription and payment for, and his or her continued beneficial ownership of the Units and of the shares of Common Stock included therein or issuable upon the exercise of the Warrants, will not violate any applicable securities or other laws of the Subscriber's jurisdiction.

      4. MISCELLANEOUS.

      4.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Company, at its registered office, 26586 Guadiana, Mission Viejo, California 92691, Attention: President, and to the Subscriber at his address indicated on the signature page of this Subscription Agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.


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

      4.2 Unless at least holders of 50% of the Units have given their approval, which approval shall be binding on all holders of Units, this Subscription Agreement shall not be changed, modified or amended and may not be discharged except by performance in accordance with its terms.

      4.3 This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Subscription Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

      4.4 Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of New York. The parties hereby agree that any dispute which may arise between them arising out of or in connection with this Subscription Agreement shall be adjudicated before a court located in New York City and they hereby submit to the exclusive jurisdiction of the courts of the State of New York located in New York, New York and of the federal courts in the Southern District of New York with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Subscription Agreement or any acts or omissions relating to the sale of the securities hereunder, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth below or such other address as the undersigned shall furnish in writing to the other.

      4.5 This Subscription Agreement may be executed in counterparts. Upon the execution and delivery of this Subscription Agreement by the Subscriber, this Subscription Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Units as herein provided; subject, however, to the right hereby reserved to the Company to enter into the same agreements with other subscribers and to add and/or to delete other persons as subscribers.

      4.6 The holding of any provision of this Subscription Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Subscription Agreement, which shall remain in full force and effect.

      4.7 It is agreed that a waiver by either party of a breach of any provision of this Subscription Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.


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

      4.8 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

      4.9 The Company agrees not to disclose the names, addresses or any other information about the Subscribers, except as required by law, provided that the Company may provide information relating to the Subscriber as required in any registration statement under the Act that may be filed by the Company pursuant to the Registration Rights Agreement.

                            [SIGNATURE PAGE FOLLOWS]


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

              IN WITNESS WHEREOF, the parties have executed this Subscription Agreement as of the day and year first written above.

------------------------------              ------------------------------------
Signature of Subscriber                     Signature of Co-Subscriber

------------------------------              ------------------------------------
Name of Subscriber                          Name of Co-Subscriber
  [please print]

------------------------------              ------------------------------------
Address of Subscriber                       Address of Co-Subscriber

------------------------------              ------------------------------------
Social Security or Taxpayer                 Social Security or Taxpayer
Identification Number of Subscriber         Identification
                                            Number of Co-Subscriber

------------------------------
Number of Units Subscribed For


*IF SUBSCRIBER IS A REGISTERED REPRESENTATIVE

WITH AN NASD MEMBER FIRM, HAVE THE FOLLOWING
ACKNOWLEDGEMENT SIGNED BY THE APPROPRIATE PARTY:

The undersigned NASD member firm
acknowledges receipt of the notice
required by Rule 3050 of the NASD           Subscription Accepted:
Conduct Rules.

                                            PACIFIC TECHNOLOGY, INC.

------------------------------
Name of NASD Member Firm                    By:
                                               ---------------------------------

By                                          Date:
  ----------------------------                   -------------------------------
   Authorized Officer


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

                                    Exhibit A

                             Investor Questionnaire



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